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                                                             [Execution Version]
Exhibit 10.3

                             EIGHTEENTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

        THIS EIGHTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of November 12, 2001, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), TWEEDS, LLC, a Delaware limited liability company ("Tweeds LLC"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC") and KEYSTONE INTERNET SERVICES, INC., a Delaware corporation ("Keystone Internet"; and together with HDPI, Brawn, GBM, Gump's, LWI, HDV, Hanover Realty, TCS Factory, TCS Office, Tweeds LLC, Silhouettes, HCS LLC and Domestications, each individually referred to herein as a "Borrower" and collectively, as "Borrowers"), and HANOVER DIRECT, INC., a Delaware corporation, ("Hanover"), AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation ("American Down"), D.M. ADVERTISING, INC., a New Jersey corporation ("DM Advertising"), SCANDIA DOWN CORPORATION, a Delaware corporation ("Scandia"), KEYSTONE LIQUIDATIONS, INC., a Delaware corporation, formerly known as Tweeds of Vermont, Inc., HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), KITCHEN & HOME, LLC, a Delaware limited liability company ("Kitchen & Home, LLC"), DOMESTICATIONS KITCHEN & GARDEN, LLC, a Delaware limited liability company ("Domestications K&G, LLC"), ENCORE CATALOG, LLC, a Delaware limited liability company ("Encore LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down, LLC"), ERIZON, INC., a Delaware corporation ("erizon, inc."), HANOVER BRANDS, INC., a Delaware corporation ("Hanover Brands"), ERIZON.COM, INC., a Delaware corporation ("erizon.com"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse, LLC"), and SAN DIEGO TELEMARKETING, LLC, a Delaware limited liability company ("San Diego LLC"; each individually a "Guarantor" and collectively "Guarantors").

                              W I T N E S S E T H:

        WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by First Amendment to Loan and Security Agreement, dated February 22, 1996, Second Amendment to Loan and Security Agreement, dated April 16, 1996, Third Amendment to Loan and Security Agreement, dated May 24, 1996, Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, Fourteenth Amendment to Loan and

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Security Agreement, dated as of February 28, 2000, Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000, Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2000, and Seventeenth Amendment to Loan and Security Agreement, dated as of January 5, 2001 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers;

        WHEREAS, Borrowers and Guarantors have requested that Lender waive the Event of Default arising from the failure of Hanover and its Subsidiaries to maintain the cumulative minimum amount of EBITDA in accordance with Section 6.31(b) of the Loan Agreement for the cumulative fiscal quarter year to date period commencing on December 30, 2000 through and including June 30, 2001, and Lender has agreed to waive that Event of Default, subject to the terms and conditions contained herein; and

        WHEREAS, the parties to the Loan Agreement desire to enter into this Eighteenth Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such waiver and certain amendments to the Financing Agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein;

        NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.              Definitions.

(a)                     Amendment to Definition of Consolidated Net Income.
Effective as of June 30, 2001, all references to the term "Consolidated Net Income" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean, with respect to any Person and its Subsidiaries for any period, the aggregate of the net income (loss) of such Person and its Subsidiaries, on a consolidated basis, for such period (excluding to the extent included therein any extraordinary or unusual and non-recurring gains) after deducting all charges which should be deducted before arriving at the net income (loss) for such period and, without duplication, after deducting the Provision for Taxes for such period, all as determined in accordance with GAAP; provided, that, (A) the net income of any Person that is not a wholly-owned Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid or payable to such Person or a wholly-owned Subsidiary of such Person; (B) except to the extent included pursuant to the foregoing clause, the net income of any Person accrued prior to the date it becomes a wholly-owned Subsidiary of such Person or is merged into or consolidated with such Person or any of its wholly-owned Subsidiaries or that Person's assets are acquired by such Person or by its wholly-owned Subsidiaries shall be excluded; and (C) the net income (if positive) of any wholly-owned Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such wholly-owned Subsidiary to such Person or to any other wholly-owned Subsidiary of such Person is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such wholly-

                                       2
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owned Subsidiary shall be excluded. For the purposes of this definition, net income excludes any gain (or loss) together with any related Provision for Taxes for such gain (or loss) realized upon the sale or other disposition of any assets that are not sold in the ordinary course of business (including, without limitation, Asset Sales and dispositions pursuant to sale and leaseback transactions) or of any Capital Stock of such Person or a Subsidiary of such Person and any net income realized or loss incurred as a result of changes in accounting principles or the application thereof to such Person, except, that, solely for purposes of calculating the minimum amount of EBITDA during the fiscal year of Hanover and its Subsidiaries ending December 29, 2001 pursuant to
Section 6.31 of the Loan Agreement, Hanover and its Subsidiaries may include the net income derived from the sale of the HDPI Real Property permitted by the letter, dated as of April 30, 2001, by Congress to HDPI and Hanover Re: Sale of 101 Kindig Lane Facility of Hanover Direct Pennsylvania, Inc. and from the sale of the LWI Assets permitted by the letter, dated as of June 13, 2001, by Congress to LWI, Keystone Internet, Hanover Brands and Hanover Re: Sale of Certain Assets of the "Improvements" Mail Order Catalog Business of LWI Holdings, Inc., the term "Provision for Taxes" shall mean an amount equal to all taxes imposed on or measured by net income, whether Federal, State, Provincial, county or local, and whether foreign or domestic, that are paid or payable by any Person in respect of any period in accordance with GAAP, and the term "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participation or other equivalents (however designated) of such Person's capital stock at any time outstanding, and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security that is exchangeable for or convertible into such capital stock).
(b)
(c) Interpretation. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.
(d)
2.              Waiver of EBITDA Covenant Default.
3.
(a) Lender hereby waives, subject to the terms and conditions contained in this Amendment, the Event of Default arising under
Section 6.31(b) of the Loan Agreement as a result of the failure of Hanover and its Subsidiaries to maintain EBITDA in the amounts required thereunder for the cumulative fiscal year to date period measured from December 30, 2000 through and including June 30, 2001.
(b)
(c) Lender has not waived and is not by this Amendment waiving, and has no intention of waiving, any other Event of Default, which may have occurred before the date hereof, or may be continuing on the date hereof or any Event of Default that may occur after the date hereof, whether the same or similar to the Event of Default described in Section 2(a) hereof or otherwise, other than the Event of Default described in Section 2(a) hereof. Lender reserves the right, in its discretion, to exercise its rights and remedies arising under the Financing Agreements, applicable law or otherwise as a result of any other Events of Default that may have occurred before the date hereof, or are continuing on the date hereof, or any Event of Default that
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may occur after the date hereof, whether the same or similar to the Event of
Default described in Section 2(a) hereof or otherwise.
(d)
4.              EBITDA Loan Availability Reserve.
5.
(a) Effective on the date hereof, in addition to any then existing availability reserves that may be in effect at such time, Lender shall establish and maintain at all times thereafter an availability reserve against the amount of Revolving Loans and Letter of Credit Accommodations otherwise determined by Lender to be available to Revolving Loan Borrowers under the Loan Agreement and the other Financing Agreements in the amount equal to $500,000.
(b)
(c) The availability reserve established in accordance with this Section 3 is in addition to, and nots in limitation of, all other existing availability reserves and the rights of Lender from time to time to establish other and further reserves against the availability of Revolving Loans and Letter of Credit Accommodations under the Loan Agreement and the other Financing Agreements.
(d)

6. Appraisals. Section 6.15 of the Loan Agreement is hereby deleted and replaced with the following:
7.
8.                      "6.15   Appraisals
9.
                (a) Borrowers shall, at Borrowers' expense, upon the request of Lender, obtain appraisals by the Appraiser of any or all of the Inventory of Borrowers, in form, scope and methodology acceptable to Lender, and including, but not limited to, a report as to the Net Orderly Liquidation Value of the Inventory of Borrowers, other than Inventory of Gump's at the Gump's Main Store, and of the Net GOB Value of the Inventory of Gump's at the Gump's Main Store.

                        (b) Upon Lender's request, Borrowers shall, at their expense, once in any calendar year during the Term (excluding any such reports or appraisals delivered in connection with the closing hereunder) and at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to their Real Property or Equipment, in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender."

1. Fees. In addition to all other fees, charges, interest and expenses payable by Borrowers to Lender under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Lender the following additional fees:
2.
(a) Borrowers shall pay to Lender, contemporaneously herewith, a closing fee in the amount of $375,000, which fee is fully earned as of the date hereof and may be charged into the loan account(s) of any Borrower.
(b) Tranche B Term Loan Borrowers shall pay to Lender, contemporaneously herewith, a closing fee in the amount of $125,000, which fee is fully earned as of the date hereof and may be charged into the loan account(s) of any Tranche B Term Loan Borrower.
(c)

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3.              Representations, Warranties and Covenants. Borrowers and
Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:
4.
(a) This Amendment and each other agreement or instrument to be executed and delivered by each Borrower or Guarantor hereunder have been duly authorized, executed and delivered by all necessary action on the part of each of Borrower and each Guarantor which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower and Guarantor, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each Borrower and Guarantor, as the case may be, enforceable against them in accordance with their terms.
(b)
(c) No action of, or filing with, or consent of any governmental or public body or authority, and no consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant to this Amendment.
(d)
(i) Neither the execution and delivery of this Agreement or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or does or shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor.
(ii)
(e) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.
(f)
(g) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.
(h)
5. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:
6.

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(a)             Lender shall have received a photocopy of an executed original or executed original counterparts of this Amendment by facsimile (with the originals to be delivered within five (5) days after the date hereof), as the case may be, duly authorized, executed and delivered by Borrowers and Guarantors;
(b)
(c) Lender shall have received, in form and substance satisfactory to Lender, Secretary's or Assistant Secretary's Certificates of Directors' Resolutions with Shareholders' Consent evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Borrowers and Guarantors that are corporations of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment; and
(d)
(e) each of Borrowers and Guarantors shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.
(f)
7. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other waivers changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.
8.
9. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.
10.
11. Governing Law. The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.
12.
13. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
14. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
15.
16.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.


                                            CONGRESS FINANCIAL CORPORATION

                                            By: /s/ Janet S. Last

                                            Title: First Vice President


                                            HANOVER DIRECT PENNSYLVANIA, INC.
                                            BRAWN OF CALIFORNIA, INC.
                                            GUMP'S BY MAIL, INC.
                                            GUMP'S CORP.
                                            LWI HOLDINGS, INC.
                                            HANOVER DIRECT VIRGINIA INC.
                                            HANOVER REALTY, INC.
                                            THE COMPANY STORE FACTORY, INC.
                                            THE COMPANY OFFICE, INC.
                                            KEYSTONE INTERNET SERVICES, INC.
                                            TWEEDS, LLC
                                            SILHOUETTES, LLC
                                            HANOVER COMPANY STORE, LLC
                                            DOMESTICATIONS, LLC

                                            By: /s/ Brian C. Harriss
                                                -------------------

                                            Title: Vice President
                                                   ----------------

By their signatures below, the
undersigned Guarantors acknowledge
and agree to be bound by the
applicable provisions of this
Amendment:

HANOVER DIRECT, INC.
By:  /s/ Brian C. Harriss
    --------------------

Title: Executive Vice President and Chief Financial Officer
       ----------------------------------------------------

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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AMERICAN DOWN & TEXTILE COMPANY
D.M. ADVERTISING, INC.
SCANDIA DOWN CORPORATION
KEYSTONE LIQUIDATIONS, INC.
HANOVER HOME FASHIONS GROUP, LLC
KITCHEN & HOME, LLC
DOMESTICATIONS KITCHEN & GARDEN, LLC
ENCORE CATALOG, LLC
CLEARANCE WORLD OUTLETS, LLC
SCANDIA DOWN, LLC
ERIZON, INC.
HANOVER BRANDS, INC.
ERIZON.COM, INC.
LA CROSSE FULFILLMENT, LLC
SAN DIEGO TELEMARKETING, LLC

By: /s/ Brian C. Harriss
    --------------------

Title: Vice President
       ------------------